Exhibit 32.1




                                WRITTEN STATEMENT
                                       OF
               CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

The undersigned hereby certify that, to the best of the knowledge of the undersigned, the Quarterly Report on Form 10-Q for the quarter ended March 31, 2007 filed by PHC, Inc. with the Securities and Exchange Commission fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the issuer.



Date:  May 15, 2007                      By:   /s/  Bruce A. Shear
                                         _____________________________________
                                                    Bruce A. Shear, President
                                                    and Chief Executive Officer

Date:  May 15, 2007                      By:   /s/  Paula C. Wurts
                                        _____________________________________
                                                    Paula C. Wurts,
                                                    Chief Financial Officer




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